                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 22, 2001
                                                         ---------------

                              Armor Holdings, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                                        0-18863                                           59-3392443
--------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction                     (Commission File Number)            (IRS Employer Identification No.)
of incorporation)

1400 Marsh Landing Parkway, Jacksonville, Florida                                          32250
------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                             (Zip Code)

Registrant's telephone number, including area code                (904) 741-5400
                                                   -----------------------------


                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.        Other Events

On August 22, 2001, Armor Holdings, Inc. (the "Company") entered into an Amended and Restated Credit Agreement (the "Amended and Restated Agreement") with Bank of America, Canadian Imperial Bank of Commerce ("CIBC"), First Union National Bank, Suntrust Bank, Republic Bank, Keybank National Association, and ING (U.S.) Capital LLC. The Amended and Restated Agreement amends and restates the current credit agreement of the Company. Capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the Amended and Restated Agreement.

The Amended and Restated Agreement, among other things, provides for (i) an increase of total aggregate maximum borrowings from $100,000,000 to $120,000,000, (ii) the capability for borrowings in foreign currencies, (iii) a new syndicate of Lenders, and (iv) the removal of CIBC as Administrative Agent and Bank of America, as Documentation Agent, and the installation of Bank of America, as Administrative Agent, First Union National Bank as Documentation Agent, and Suntrust Bank as Co-Agent. In addition, under the Amended and Restated Agreement, CIBC was paid in full and is no longer a Lender party thereto.

Indebtedness under the Amended and Restated Agreement is evidenced by (i) Revolving Credit Notes for up to $120,000,000 in the aggregate. All borrowings under the Amended and Restated Agreement bear interest at either (i) the Base Rate, plus an applicable margin ranging from .000% to .375%, depending on certain conditions, (ii) the Eurodollar Rate, plus an applicable margin ranging from 1.125% to 1.875%, depending on certain conditions, or (iii) with respect to foreign currency loans, the Fronted Offshore Currency Rate, plus an applicable margin ranging from 1.125% to 1.875%, depending on certain conditions. In addition, the Amended and Restated Agreement provides that Bank of America will make swing-line loans of up to $5,000,000 to the Company for working capital purposes only and will issue letters of credit of up to $20,000,000 for the account of the Company. As of August 23, 2001, the Company has approximately $82.7 million outstanding and approximately $37.3 million available under the Amended and Restated Agreement. All notes due under the Amended and Restated Agreement will mature on February 12, 2004.

As part of the Amended and Restated Agreement, certain direct and indirect domestic subsidiaries of the Company, namely: American Body Armor & Equipment, Inc., Armor Brands, Inc., Armor Group Integrated Systems, Inc., Armor Holdings GP, LLC, Armor Holdings LP, LLC, Armor Holdings Properties, Inc., Bengal Acquisition Corp., Break-Free Armor Corp., Break-Free Inc., Casco International, Inc., CDR International, Inc., Defense Technology Corporation of America, Federal Laboratories, Inc., Global Support Systems, Inc., International Training, Inc., ITI Limited Partnership, Lightning Powder Company, Inc., Low Voltage Systems Technology, Inc., Monadnock Lifetime Products, Inc., a Delaware corporation, Monadnock Lifetime Products, Inc., a New Hampshire corporation, Monadnock Police Training Council, Inc., NAP Properties, Ltd., NAP Property Managers, LLC, Network Audit Systems, Inc., New Technologies Armor, Inc., NIK Public Safety, Inc., The O'Gara Company, O'Gara-Hess & Eisenhardt Armoring Company, O'Gara Security Associates, Inc., Parvus Crisis Management Corporation, Pro-Tech Armored Products of Massachusetts, Inc., Safariland Government Sales, Inc., Safari Land Ltd., Inc., The Parvus Company, The Parvus International Information Company, and USDS, Inc. (collectively, the "Applicable Domestic Subsidiaries") have agreed to guarantee or continue to guarantee the obligations of the Company under the Amended and

Restated Agreement pursuant to a Subsidiaries Guarantee, as supplemented. The Amended and Restated Agreement is secured by (i) a pledge by the Company of all of the issued and outstanding shares of stock or other equity interests of the Applicable Domestic Subsidiaries pursuant to a Borrower Pledge Agreement, as supplemented, and (ii) a pledge by the Company of 65% of the issued and outstanding shares or other equity interests of the following direct and indirect foreign subsidiaries of the Company: Armor Group Kenya Limited, Armor Group (Asia Pacific) Co. Limited, Armor Group Limited Partnership, Armor Holdings Limited, Alarm Protection Services Ltd., Armor (Special Clearance Services) Ltd., Gorandel Trading Limited, O'Gara-Hess & Eisenhardt de Colombia S.A., O'Gara-Hess & Eisenhardt do Brasil LTDA, O'Gara-Hess & Eisenhardt, S.r.l., O'Gara France S.A., The O'Gara Company de Mexico, S.A. de C.V., and Orientacion Profesional y Administrativa, S.A. de C.V., (collectively, the "Applicable Foreign Subsidiaries").

The foregoing is merely a summary of the Amended and Restated Agreement and certain of the documents entered into by the Company, the Applicable Domestic Subsidiaries, and the Applicable Foreign Subsidiaries in connection therewith. Attached hereto as exhibits are copies of the Amended and Restated Agreement and certain related documents entered into by the Company, the Applicable Domestic Subsidiaries, and the Applicable Foreign Subsidiaries, which contain the actual terms of such documents, and which are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit     Description
--------    -----------

10.1 Amended and Restated Credit Agreement, dated August 22, 2001, among Bank of America, N.A., Canadian Imperial Bank of Commerce, First Union National Bank, Suntrust Bank, Republic Bank, Keybank National Association, and ING (U.S.) Capital LLC

10.2 Amended and Restated Revolving Credit Note, dated August 22, 2001, in the principal amount of up to $30,000,000.00 made by the Company in favor of Bank of America, N.A.

10.3 Amended and Restated Revolving Credit Note, dated August 22, 2001, in the principal amount of up to $25,000,000.00 made by the Company in favor of First Union National Bank

10.4 Amended and Restated Revolving Credit Note, dated August 22, 2001, in the principal amount of up to $20,000,000 made by the Company in favor of Suntrust Bank

10.5 Amended and Restated Revolving Credit Note, dated August 22, 2001, in the principal amount of up to $15,000,000 made by the Company in favor of Keybank National Association

10.6 Amended and Restated Revolving Credit Note, dated August 22, 2001, in the principal amount of up to $15,000,000 made by the Company in favor of Republic Bank

10.7 Amended and Restated Revolving Credit Note, dated August 22, 2001, in the principal amount of up to $15,000,000 made by the Company in favor of ING (U.S.) Capital LLC

10.8 Amended and Restated Swing Line Note, dated August 22, 2001, in the principal amount of up to $5,000,000 made by the Company in favor of Bank of America, N.A.

10.9 Supplement to Subsidiaries Guarantee, dated August 22, 2001, made by Bengal Acquisition Corp., O'Gara-Hess & Eisenhardt Armoring Company, The O'Gara Company, O'Gara Security Associates, Inc., International Training, Inc., ITI Limited Partnership, Armor Brands, Inc., Armor Group Integrated Systems, Inc., Armor Holdings GP, LLC, Armor Holdings LP, LLC, Break-Free Armor Corp., Global Support Systems, Inc., Lightning Powder Company, Inc., Monadnock Lifetime Products, Inc., a Delaware corporation, NAP Property Managers, LLC, Network Audit Systems, Inc., New Technologies Armor, Inc., USDS, Inc., Break-Free, Inc., Casco International, Inc., Monadnock Lifetime Products, Inc., a New Hampshire corporation, Monadnock Police Training Council, Inc., NAP Properties, Ltd., and Safariland Government Sales, Inc. in favor of Bank of America, N.A., as Administrative Agent for the Lenders

10.10 Borrower Pledge Agreement Supplement, dated August 22, 2001, made by the Company in favor of Bank of America, N.A, as Administrative Agent for the Lenders

10.11 Subsidiaries Pledge Agreement Supplement, dated August 22, 2001 made by Bengal Acquisition Corp., O'Gara-Hess & Eisenhardt Armoring Company, O'Gara Security Associates, Inc., International Training, Inc., Break-Free Armor Corp., Monadnock Lifetime Products, Inc., a Delaware corporation, Armor Holdings LP, LLC, Armor Holdings GP, LLC, Armor Holdings Properties, Inc. and NAP Property Managers, LLC in favor of Bank of America, N.A. , as Administrative Agent for the Lenders

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2001

                     ARMOR HOLDINGS, INC.

                     By: /s/ Robert R. Schiller
                     Name: Robert R. Schiller
                     Title: Executive Vice President and Chief Financial Officer